EXHIBIT 99.1

KEYSTONE PROPERTY TRUST * SUPPLEMENTAL INFORMATION

KEYSTONE

FOURTH QUARTER 2003

Keystone Property Trust

Fourth Quarter 2003 Earnings Conference Call

Supplemental Information Package

This supplemental information package may contain statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of the Company, its trustees, or its officers with respect to the future operating performance of the Company. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Form 10-K and quarterly reports on Form 10-Q.

Keystone Property Trust

Financial Highlights (Dollars in thousands, except per share data)

	Three Months Ended December 31,					Year Ended December 31,
	2003		% Change	2002		2003		% Change	2002

Income Items:
Revenue	$26,984		16.2%	$23,224		$91,552		(5.1%)	$96,501
Earnings Before Interest, Taxes, and Depreciation (EBITDA)	21,416		33.5%	16,046		75,072		1.1%	74,219
Net Income Allocated to Common Shares	4,259		129.0%	1,860		16,703		N/A	(11,409)
Funds from Operations	14,043		50.7%	9,321		48,301		213.3%	15,415
Funds from Operations - Per Share (Diluted)	0.41		36.7%	0.30		1.49		204.1%	0.49		(1)
Dividends Paid Per Share- Common Shares	0.33		1.5%	0.325		1.31		1.6%	1.290
Diluted Earnings Per Share	0.16		75.4%	0.09		0.73		N/A	(0.59)
Weighted Average Common Shares and Units - FFO	34,298,423		9.1%	31,436,456		32,329,022		3.4%	31,252,430
Weighted Average Common Shares and Units- EPS	29,980,499		10.2%	27,199,688		27,943,101		9.0%	25,642,973
Ratios:
Interest Coverage Ratio	3.4	x		2.5	x	3.2	x		2.7	x
Fixed Charge Coverage Ratio	2.3	x		2.0	x	2.1	x		2.0	x
Dividend Payout Ratio-FFO	80.5%			108.3%		87.9%			263.3%

	As of December 31,

	2003	2002

Assets:
Investments in Real Estate at Cost, Including Investments in Joint Ventures	$1,024,050	$677,127

Total Assets	$1,023,225	$671,654

Liabilities and Equity:
Total Debt	$533,717	$325,796
Other Liabilities	32,037	20,225
Redeemable Preferred Equity, at Liquidation Preference	69,000	—
Convertible Preferred Equity, at Liquidation Preference	65,392	67,892
Common Equity and Minority Interest	323,079	257,741

Total Liabilities and Equity	$1,023,225	$671,654

Ratios:
Debt to Undepreciated Assets	49.6%	45.8%
Total Liabilities to Undepreciated Assets	52.6%	47.4%

(1)	FFO reflects a $31.6 million charge in 2002 for asset impairment that was not added back to net income to calculate FFO, as a result of recent guidance from the SEC and NAREIT that impairment charges should not be added back in the calculation of FFO.

Keystone Property Trust

Condensed Consolidated Balance Sheets (Dollars in thousands)

	December 31, 2003	December 31, 2002

Assets:
Investments in Real Estate, Including Development and Construction in Progress of $58,519 and $54,123 for 2003 and 2002, respectively	$951,888	$543,781
Assets Held for Sale	—	85,622
Equity Method Investments in Real Estate Joint Ventures	72,162	47,724
Less: Accumulated Depreciation	(52,569)	(34,513)
Less: Accumulated Depreciation-Assets Held for Sale	—	(4,919)

Investments in Real Estate, Net	971,481	637,695

Cash, Cash Equivalents and Escrows	1,402	2,777
Notes and Accounts Receivable, Net	15,413	8,104
Deferred Financing and Leasing Costs, Net	21,738	6,480
Equity Method Investment in Management Company	5,808	5,900
Other Assets	7,383	5,139
Other Assets-Assets Held for Sale	—	5,559

Total Assets	$1,023,225	$671,654

Liabilities And Shareholders’ Equity:
Liabilities:
Mortgage Notes and Other Debt	$533,717	$286,100
Liabilities for Assets Held for Sale, including Mortgage Notes Payable of $39,696 in 2002	—	40,813
Accrued Liabilities and Other	32,037	19,108

Total Liabilities	565,754	346,021

Minority Interest:
Limited Partners in Operating Partnership	35,715	31,658
Convertible Preferred Units in Operating Partnership	52,892	52,892

Total Minority Interest	88,607	84,550

Shareholders’ Equity:
Preferred Stock, $.001 par value	3	1
Common Stock, $.001 par value	26	21
Additional Paid-in Capital	431,332	291,672
Cumulative Net Income	40,360	23,656
Cumulative Dividends	(102,746)	(74,267)
Other Comprehensive Income	(111)	—

Total Shareholders’ Equity	368,864	241,083

Total Liabilities and Shareholders’ Equity	$1,023,225	$671,654

Keystone Property Trust

Condensed Consolidated Statements of Operations (Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2003	2002	2003	2002

Revenue:
Rents	$22,576	$19,773	$76,427	$83,067
Reimbursement Revenue and Other	4,408	3,451	15,125	13,434

Total Revenue	26,984	23,224	91,552	96,501

Operating Expenses:
Property Operating Expenses	1,562	2,192	5,083	7,739
Real Estate Taxes	2,658	2,542	9,536	9,989
General and Administrative	3,773	3,109	11,449	10,024
Depreciation and Amortization	6,740	4,404	22,512	19,978
Provision for Asset Impairment	—	—	—	30,200

Total Operating Expense	14,733	12,247	48,580	77,930

Income (Loss) from Continuing Operations before Equity in Income from Equity Method Investments, Interest Expense and Gains (Losses) on Sales of Assets	12,251	10,977	42,972	18,571
Interest Expense	5,267	6,607	19,304	25,115
Equity in Income from Equity Method Investments	1,260	316	5,746	899
Gains (Losses) on Sales of Assets	—	(697)	3,221	(1,122)

Income (Loss) from Continuing Operations before Distributions to Preferred Unitholders, Minority Interest of Unitholders in Operating Partnership and Income Allocated to Preferred Shareholders	8,244	3,989	32,635	(6,767)
Distributions to Preferred Unitholders	(1,268)	(1,268)	(5,072)	(5,585)

Income (Loss) from Continuing Operations before Minority Interest of Unitholders in Operating Partnership and Income Allocated to Preferred Shareholders	6,976	2,721	27,563	(12,352)
Minority Interest of Unitholders in Operating Partnership	(877)	(495)	(4,040)	3,492
Income (Loss) from Continuing Operations before Discontinued Operations and Income Allocated to Preferred Shareholders	6,099	2,226	23,523	(8,860)
Discontinued Operations:
Income from Discontinued Operations	—	—	—	1,723
Provision for Asset Impairment	—	—	—	(1,400)
Gain on Disposition of Discontinued Operations	—	—	—	871
Minority Interest	—	—	—	(294)

	—	—	—	900

Net Income (Loss)	6,099	2,226	23,523	(7,960)
Income Allocated to Preferred Shareholders	(1,840)	(366)	(6,820)	(3,449)

Net Income (Loss) Allocated to Common Shareholders	$4,259	$1,860	$16,703	$(11,409)

Keystone Property Trust

Condensed Consolidated Statements of FFO and Supplemental Cash Flow Information (Dollars in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,

Funds from Operations:	2003	2002	2003	2002 (1)

Net Income (Loss) Allocated to Common Shareholder	$4,259	$1,860	$16,703	$(11,409)
Income Allocated to Preferred Shareholders	1,840	366	6,820	3,038
Redeemable Preferred Stock Dividends	(1,574)	—	(5,457)	—
Minority Interest of Unitholders in Operating Partnership	877	495	4,040	(3,198)
Distributions to Preferred Unitholders	1,268	1,268	5,072	5,585
(Gains) Losses on Sales of Assets	—	697	(3,221)	251
Depreciation and Amortization Related to Real Estate	6,740	4,404	22,512	20,367
Depreciation and Amortization Related to Joint Ventures	633	231	1,832	781

Funds from Operations	$14,043	$9,321	$48,301	$15,415

Funds from Operations-Basic	$0.41	$0.30	$1.49	$0.49

Funds from Operations Per Diluted Share	$0.41	$0.30	$1.49	$0.49

Weighted Average Shares and Units - Diluted	34,298,423	31,436,456	32,329,022	31,252,430

Dividend Paid Per Common Share	$0.330	$0.325	$1.310	$1.290

Dividend Payout Ratio-FFO	80.5%	108.3%	87.9%	263.3%

	Three Months Ended December 31,		Year Ended December 31,

Supplemental Cash Flow Information:	2003	2002	2003	2002

Recurring Capital Expenditures (2)
Building Improvements	$306	$271	$2,021	$826
Tenant Improvements	128	315	568	1,981
Leasing Commissions	795	603	1,871	2,557
Non-Cash Compensation Charges	418	222	1,928	769
Amortization of Deferred Financing Costs	119	258	756	1,071
Rental Income from Straight Line Rents	521	928	2,520	3,476

(1)	FFO reflects a $31.6 million charge in 2002 for asset impairment that was not added back to net income to calculate FFO, as a result of recent guidance from the SEC and NAREIT that impairment charges should not be added back in the calculation of FFO

(2)	Excludes capital expenditures related to development projects, building improvement costs identified at the date of acquisition for acquired properties and costs associated with vacant space of properties acquired.

Keystone Property Trust

Reconciliation of Net Income to EBITDA (Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,

	2003	2002	2003	2002

Net Income available to common shareholders	$4,259	$1,860	$16,703	$(11,409)
Add back/(deduct):
Income allocated to preferred shareholders	1,840	366	6,820	3,449
Distributions to preferred unitholders and minority interest	2,145	1,763	9,112	2,093
Minority interest-discontinued operations	—	—	—	294
Interest expense, including proportionate share from joint ventures	5,709	7,422	20,927	26,248
Interest expense-discontinued operations	—	—	—	461
(Gains) losses on sales of assets and provisions for asset impairments	—	—	(3,221)	31,851
Depreciation and amortization, including proportionate share from joint ventures	7,462	4,635	24,730	20,844
Depreciation and amortization-discontinued operations	—	—	—	388

Total EBITDA	$21,416	$16,046	$75,072	$74,219

Keystone Property Trust

Market Operating Statistics (As of December 31, 2003)

	New Jersey	Pennsylvania	Indiana	Florida

Square Feet Owned at December 31, 2003	9,175,982	10,586,381	4,404,705	1,732,699
% of Total Rentable SF	30.5%	35.1%	14.6%	5.8%
Number of Buildings	35	39	11	13
Number of Leases	79	83	21	24
Economic Occupancy - Quarter-to-date	93.9%	90.9%	91.1%	97.4%
Economic Occupancy - Year-to-date	92.5%	91.9%	90.5%	97.4%
Physical Occupancy at December 31, 2003	94.0%	91.4%	98.7%	97.4%
Annualized Base Rent (ABR) (in 000’s)	$43,816	$37,530	$14,185	$11,998
Annualized Base Rent Per Leased SF	$5.08	$3.88	$3.26	$7.11
Lease Expirations as a Percentage of ABR:
2004	5.9%	24.5%	6.9%	11.0%
2005	15.2%	27.4%	0.5%	23.8%
2006	24.5%	17.5%	1.9%	13.2%
2007	13.5%	12.2%	0.0%	14.2%
2008	12.3%	4.5%	36.8%	7.9%
Wtd Avg Lease Term Remaining (in years)	4.3	2.5	7.4	4.0
Square Feet of Leasing Activity in Quarter	36,542	952,757	124,587	40,140
Year-to-date	2,509,238	2,560,796	611,812	40,140
Tenant Retention during period	80.5%	18.6%	N/A	100.0%
Year-to-date	74.5%	34.0%	85.8%	100.0%
Rent Change on Renewals and Rollovers during period:	3.2%	2.0%	0.0%	3.0%
Year-to-date	6.3%	(6.9%)	0.5%	3.0%
Same Store NOI Growth during period (Cash basis):	0.6%	5.6%	2.7%	N/A
Year-to-date	1.2%	0.3%	3.3%	N/A
Same Store NOI Growth during period (GAAP basis):	0.4%	(3.5%)	14.2%	N/A
Year-to-date	0.7%	(2.6%)	3.7%	N/A
Same Store Physical Occupancy at December 31, 2003	99.7%	91.6%	100.0%	N/A
Square Feet Owned in Same Store Pool	6,033,921	5,472,846	1,992,988	—

[Additional columns below]

[Continued from above table, first column(s) repeated]

			Grand
	South Carolina	Other	Total

Square Feet Owned at December 31, 2003	2,721,789	1,502,672	30,124,228
% of Total Rentable SF	9.0%	5.0%	100.0%
Number of Buildings	26	11	135
Number of Leases	20	11	238
Economic Occupancy - Quarter-to-date	89.6%	89.6%	92.1%
Economic Occupancy - Year-to-date	92.3%	92.3%	91.7%
Physical Occupancy at December 31, 2003	74.8%	91.0%	92.1%
Annualized Base Rent (ABR) (in 000’s)	$5,801	$4,809	$118,139
Annualized Base Rent Per Leased SF	$2.85	$3.52	$4.26
Lease Expirations as a Percentage of ABR:
2004	18.5%	21.1%	13.7%
2005	43.8%	0.0%	19.0%
2006	0.0%	0.0%	16.2%
2007	13.2%	31.0%	12.2%
2008	9.8%	2.3%	11.8%
Wtd Avg Lease Term Remaining (in years)	2.4	5.5	4.0
Square Feet of Leasing Activity in Quarter	721,198	—	1,875,224
Year-to-date	1,796,655	—	7,518,641
Tenant Retention during period	51.3%	N/A	45.1%
Year-to-date	47.4%	0.0%	48.7%
Rent Change on Renewals and Rollovers during period:	(9.4%)	N/A	(2.6%)
Year-to-date	8.2%	N/A	(2.7%)
Same Store NOI Growth during period (Cash basis):	(13.1%)	(5.9%)	(0.1%)
Year-to-date	(10.7%)	(6.2%)	(1.4%)
Same Store NOI Growth during period (GAAP basis):	(13.3%)	(5.8%)	(2.7%)
Year-to-date	(11.6%)	(6.6%)	(2.6%)
Same Store Physical Occupancy at December 31, 2003	74.8%	90.3%	92.7%
Square Feet Owned in Same Store Pool	2,721,789	1,388,672	17,610,216

Keystone Property Trust

Same Store Analysis - Cash Basis (Excludes Straight Line Rent and Termination Income) (Dollars in thousands)

	Cash Basis
	Quarter Ended December 31,

	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$12,760	$12,753	$7	0.1%
Vacancy Loss	(1,014)	(976)	(38)	3.9%

Rental Revenue	11,746	11,777	(31)	(0.3%)
Operating Expenses
Property Operating Expenses	$680	$641	$39	6.1%
Real Estate Taxes	1,492	1,539	(47)	(3.1%)
Tenant Reimbursement	(1,752)	(1,738)	(14)	0.8%

Net Operating Expenses	420	442	(22)	(5.0%)

Net Operating Income	$11,326	$11,335	$(9)	(0.1%)

Same Store NOI From Above	$11,326	$11,335
Non Same Store Property NOI	12,649	8,309
Less: Unconsolidated NOI	(1,211)	(1,154)

Property Operating Income (1)	$22,764	$18,490

Physical Occupancy (End of Period)	92.7%	94.9%	(2.2%)
Economic Occupancy	92.1%	92.3%	(0.2%)
Percentage of Total NOI:	50.9%
Components of NOI Changes:
Rental Increases/(Decreases)			$7	0.0%
Occupancy Increases/(Decreases)			(38)	(0.3%)
Reduction/(Increase) in expenses, net of reimbursements			22	0.2%

Total			$(9)	(0.1%)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Cash Basis
	Year Ended December 31,

	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$51,789	$51,187	$602	1.2%
Vacancy Loss	(4,556)	(3,542)	(1,014)	28.6%

Rental Revenue	47,233	47,645	(412)	(0.9%)
Operating Expenses
Property Operating Expenses	$2,787	$1,866	$921	49.4%
Real Estate Taxes	6,076	5,931	145	2.4%
Tenant Reimbursement	(7,151)	(6,297)	(854)	13.6%

Net Operating Expenses	1,712	1,500	212	14.1%

Net Operating Income	$45,521	$46,145	$(624)	(1.4%)

Same Store NOI From Above	$45,521	$46,145
Non Same Store Property NOI	37,168	38,259
Less: Unconsolidated NOI	(5,756)	(5,631)

Property Operating Income (1)	$76,933	$78,773

Physical Occupancy (End of Period)	92.7%	94.9%	(2.2%)
Economic Occupancy	91.2%	93.1%	(1.9%)
Percentage of Total NOI:	61.2%
Components of NOI Changes:
Rental Increases/(Decreases)			$602	1.3%
Occupancy Increases/(Decreases)			(1,014)	(2.2%)
Reduction/(Increase) in expenses, net of reimbursements			(212)	(0.5%)

Total			$(624)	(1.4%)

(1)  Property operating income equals total revenue less property operating expenses and real estate taxes.

Keystone Property Trust

Same Store Analysis - GAAP Basis (Excludes Termination Income) (Dollars in thousands)

	GAAP Basis				GAAP Basis
	Quarter Ended December 31,				Year Ended December 31,

	2003	2002	Change	% Change	2003	2002	Change	% Change

Revenue
Gross Potential Rent	$13,065	$13,367	$(302)	(2.3%)	$53,384	$53,439	$(55)	(0.1%)
Vacancy Loss	(1,014)	(976)	(38)	3.9%	(4,556)	(3,542)	(1,014)	28.6%

Rental Revenue	12,051	12,391	(340)	(2.7%)	48,828	49,897	(1,069)	(2.1%)
Operating Expenses
Property Operating Expenses	$680	$641	$39	6.1%	$2,787	$1,866	$921	49.4%
Real Estate Taxes	1,492	1,539	(47)	(3.1%)	6,076	5,931	145	2.4%
Tenant Reimbursement	(1,752)	(1,738)	(14)	0.8%	(7,151)	(6,297)	(854)	13.6%

Net Operating Expenses	420	442	(22)	(5.0%)	1,712	1,500	212	14.1%

Net Operating Income	$11,631	$11,949	$(318)	(2.7%)	$47,116	$48,397	$(1,281)	(2.6%)

Same Store NOI From Above	$11,631	$11,949			$47,116	$48,397
Non Same Store Property NOI	12,417	7,756			35,950	36,418
Less: Unconsolidated NOI	(1,284)	(1,215)			(6,133)	(6,042)

Property Operating Income (1)	$22,764	$18,490			$76,933	$78,773

Physical Occupancy (End of Period)	92.7%	94.9%	(2.2%)		92.7%	94.9%	(2.2%)
Economic Occupancy	92.2%	92.7%	(0.5%)		91.5%	93.4%	(1.9%)
Percentage of Total NOI:	51.1%				61.2%
Components of NOI Changes:
Rental Increases/(Decreases)			$(302)	(2.5%)			$(55)	(0.1%)
Occupancy Increases/(Decreases)			(38)	(0.3%)			(1,014)	(2.1%)
Reduction/(Increase) in expenses, net of reimbursements			22	0.1%			(212)	(0.4%)

Total			$(318)	(2.7%)			$(1,281)	(2.6%)

(1)  Property operating income equals total revenue less property operating expenses and real estate taxes.

Keystone Property Trust

Lease Expirations (Dollars in thousands, as of December 31, 2003)

	NEW JERSEY			PENNSYLVANIA			INDIANA			FLORIDA

	Square	Annualized		Square	Annualized		Square	Annualized		Square	Annualized
	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR

2004	560,551	$2,581	5.9%	2,349,321	$9,210	24.5%	464,140	$976	6.9%	186,121	$1,319	11.0%
2005	1,046,977	6,650	15.2%	2,650,669	10,293	27.4%	17,600	72	0.5%	402,262	2,857	23.8%
2006	2,253,284	10,736	24.5%	1,730,949	6,560	17.5%	52,000	276	1.9%	250,669	1,585	13.2%
2007	1,338,732	5,931	13.5%	1,304,747	4,569	12.2%	—	—	0.0%	230,651	1,705	14.2%
2008	1,197,356	5,377	12.3%	362,933	1,675	4.5%	1,635,434	5,219	36.8%	138,356	952	7.9%
2009	532,344	2,992	6.9%	727,602	3,146	8.4%	235,125	647	4.7%	191,100	1,422	11.9%
2010	586,101	2,591	5.9%	163,971	539	1.4%	211,906	562	4.0%	—	—	0.0%
2011	179,567	1,445	3.3%	171,700	710	1.9%	798,096	2,291	16.2%	—	—	0.0%
2012	19,476	148	0.3%	198,055	750	2.0%	435,864	1,360	9.6%	148,750	986	8.2%
2013 and beyond	910,451	5,365	12.2%	14,643	78	0.2%	495,740	2,782	19.4%	139,446	1,172	9.8%

Total	8,624,839	$43,816	100.0%	9,674,590	$37,530	100.0%	4,345,905	$14,185	100.0%	1,687,355	$11,998	100.0%

	SOUTH CAROLINA			OTHER			TOTAL

	Square	Annualized		Square	Annualized		Square	Annualized
	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR

2004	390,000	$1,074	18.5%	314,000	$1,015	21.1%	4,264,133	$16,175	13.7%
2005	839,289	2,542	43.8%	—	—	0.0%	4,956,797	22,414	19.0%
2006	—	—	0.0%	—	—	0.0%	4,286,902	19,157	16.2%
2007	274,400	764	13.2%	243,948	1,492	31.0%	3,392,478	14,460	12.2%
2008	202,500	567	9.8%	42,135	110	2.3%	3,578,714	13,900	11.8%
2009	30,000	104	1.8%	243,672	695	14.5%	1,959,843	9,006	7.6%
2010	—	—	0.0%	—	—	0.0%	961,978	3,691	3.1%
2011	300,000	750	12.8%	181,350	499	10.4%	1,630,713	5,694	4.8%
2012	—	—	0.1%	—	—	0.0%	802,145	3,244	2.7%
2013 and beyond	—	—	0.0%	342,417	998	20.7%	1,902,697	10,398	8.9%

	2,036,189	$5,801	100.0%	1,367,522	$4,809	100.0%	27,736,400	$118,139	100.0%

Keystone Property Trust

Top 25 Tenants (Dollars in thousands, as of December 31, 2003)

	Number of	Rentable	Percentage of	Percentage of
Tenant	Leases	Square Feet	Leased SF	Annualized Base Rent

Exel Logistics, Inc.	8	1,662,293	5.5%	5.1%
The Home Depot, Inc. (1)	1	812,739	2.7%	3.0%
Procter & Gamble (2)	2	912,605	3.0%	2.7%
Brightpoint, Inc. (2)	1	495,740	1.6%	2.4%
Electrolux Home Products	3	875,738	2.9%	2.2%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)	1	585,510	1.9%	2.2%
Herrod Distribution	1	610,949	2.0%	2.2%
Baker & Taylor	1	421,200	1.4%	2.0%
Belkin Electronics, Inc. (2)	1	798,096	2.6%	1.9%
Sears Logistic Services, Inc.	1	507,000	1.7%	1.7%
Quaker Sales and Distribution	1	500,671	1.7%	1.7%
Cosmetic Essence, Inc.	1	483,507	1.6%	1.7%
Coca-Cola Bottlers of New Jersey (1)	1	243,751	0.8%	1.7%
Poly-Foam International, Inc.	6	669,871	2.2%	1.6%
Amazon.com	1	420,000	1.4%	1.5%
Group Athletica (a division of Reebok)	1	599,152	2.0%	1.3%
Kerr Acquisition Sub I, LLC (2)	2	327,636	1.1%	1.2%
Behr Process Corp.	1	320,482	1.1%	1.2%
Fort James Operating Company (a division of Georgia Pacific) (2)	1	315,840	1.0%	1.2%
Direct Fulfillment LP	1	265,000	0.9%	1.2%
SSC Services of Indiana, LLC	1	435,864	1.4%	1.2%
Logistic Concepts	1	291,000	1.0%	1.1%
Parcel Direct (1)	1	241,110	0.8%	1.1%
Vestcom	1	210,530	0.7%	1.1%
International Paper	1	311,707	1.0%	1.1%

Total/Wtd Avg	41	13,317,991	44.0%	45.3%

(1)  Tenant leases a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.

(2)  Tenant leases a property that is 20% owned as part of a Joint Venture with AFL-CIO Building Investment Trust.

Keystone Property Trust

Acquisitions, Dispositions and Development Placed in Service in 2003 (Dollars in thousands, as of December 31, 2003 )

							Purchase / Sales
Property	City	State	Market	Date	Square Feet	Leased %	Price

DEVELOPMENT PLACED IN SERVICE
700 AirTech Parkway (1)	Indianapolis	IN	Indianapolis	3/31/2003	799,344	100.0%
257 Prospect Plains Road	Cranbury	NJ	Central New Jersey	4/1/2003	500,000	43.0%

					1,299,344

ACQUISITIONS
Land
381 Airtech Parkway (5 Points Associates) (2)	Indianapolis	IN	Indianapolis	6/7/2003	813,054	N/A	$3,380
61 Station Road (Home Depot Site) (3)	Cranbury	NJ	Central New Jersey	9/12/2003	772,000	N/A	8,240

Land Acquisitions Total					1,585,054		$11,620
Buildings
2040 N. Union Street	Middletown	PA	Harrisburg/Chambersburg	1/3/2003	507,000	100.0%	$20,000
201 Fulling Mill Road	Harrisburg	PA	Harrisburg/Chambersburg	2/26/2003	500,671	100.0%	20,250
Capital Business Center Portfolio	Harrisburg	PA	Harrisburg/Chambersburg	2/20/2003	1,554,074	100.0%	47,800
Dermody Portfolio (4)	Indianapolis	IN	Indianapolis	3/12/2003	1,449,786	87.0%	40,400
Berger Portfolio	Various	NJ	Central/Northern New Jersey	3/12/2003	1,938,296	96.0%	106,450
230 Brighton Road (5)	Clifton	NJ	Central/Northern New Jersey	9/30/2003	160,843	100.0%	9,065
861 Nestle Way (4)	Breinigsville	PA	Allentown	10/30/2003	822,500	81.4%	34,200
3500 Industrial Road	Harrisburg	PA	Harrisburg/Chambersburg	11/3/2003	677,548	99.0%	21,500
International Corporate Park (6)	Miami	FL	Florida	11/10/2003	1,732,699	97.4%	114,391
700 AirTech Parkway (1)	Indianapolis	IN	Indianapolis	12/22/2003	799,344	100.0%	13,180

Building Acquisitions Total					10,142,761		427,236

Acquisitions Total					11,727,815		$438,856

DISPOSITIONS
BIT Portfolio (7)	Various	IN, PA, NJ	Various in IN, PA and NJ	2/14/2003	2,042,696		$90,300

Dispositions Total					2,042,696		$90,300

(1)  When the property was placed in service on March 31, 2003, it was part of a joint venture with Browning Investments, in which the Company maintained 50% ownership. On December 22, 2003, the Company acquired this building from the joint venture with Browning Investments. Amount shown is 50% of the value of the building.

(2)  This property was acquired by a joint venture with Browning Investments, Inc. in which the Company has a 50% ownership interest.

(3)  This site consists of three land parcels acquired in September 2003 in connection with a build to suit lease agreement with Home Depot. The amount of square feet shown is buildable square footage.

(4)  This portfolio was acquired by the AFL-CIO Building Investment Trust joint venture subsequent to the formation of this joint venture as described in Footnote 7.

(5)  This building was acquired by the CalEast joint venture.

(6)  This portfolio consists of 13 industrial buildings.

(7)  This portfolio was sold/contributed to form a joint venture with the AFL-CIO Building Investment Trust and included one 203,404 sf building in New Jersey, four buildings aggregating 445,000 sf in Pennsylvania and three buildings aggregating 1.4 million sf in Indianapolis. The Company retained a 20% ownership interest in this joint venture.

Keystone Property Trust

Summary of Land Under Development and Control
As of December 31, 2003 (dollars in millions)

								Estimated
								Construction	Estimated
	% Ownership			Estimated Buildable	Estimated Project	Cost Incurred To		Start Date	Stabilization
Project	Interest / Partner	Market/Submarket	Acres	SF	Cost	Date	% Leased	(Qtr/Year)	Date (Qtr/Year)

Projects Under Construction
19 Colony Road (Greenville Yards)	100%	New Jersey / North	26	521,881	$33	$22	—	3/02	3/04
381 Airtech Parkway (5 Points Associates)	50% / Browning	Indiana / Indianapolis Airport	56	813,054	19	16	—	2/03	4/04
61 Station Road (Home Depot Site)	100%	New Jersey / Exit 8A	87	772,000	40	14	100%	3/03	4/04
Keystone Cranbury East Phase II	100%	New Jersey / Exit 8A	37	500,000	24	8	—	4/03	3/04
7553 Morris Court (KIA site)	100%	Pennsylvania / Allentown	15	265,535	9	2	80%	1/04	4/04

Subtotal - Projects Under Construction			221	2,872,470	$125	$62
Development Pipeline (Next 36 months)
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	115	1,200,000	$36	$—		3/04
Airtech Park (1)	50% / Browning	Indiana / Indianapolis Airport	86	1,418,000	35	—		2/04
Goldstar Site	100%	New Jersey / Exit 8A	50	788,000	38	8		2/04
66 Station Road	20% / CalEast	New Jersey / Exit 8A	62	667,000	31	5		3/04

Subtotal - Pipeline			313	4,073,000	$140	$13

Additional Development Potential
Stults Road	100%	New Jersey / Exit 8A	6	108,000
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	100	1,200,000
Arnold Road and Other Expansions	100%	Pennsylvania / Reading, other	30	371,000
Airtech Park/6 Points (1)	50%/ Browning	Indiana / Indianapolis Airport	183	2,769,000
7351 Morris Court	100%	Pennsylvania / Allentown	8	120,000

Subtotal - Additional Development Potential			327	4,568,000

Total Development Potential - Pipeline Additional			640	8,641,000

Grand Total			861	11,513,470

(1)  Under contract or option.

Keystone Property Trust

Equity Method Investments - Pro Rata Consolidating Balance Sheet at December 31, 2003 (Dollars in thousands)

	KTR	Keystone NJ	KPJV, LLP	5 Points Associates,	Keystone Realty	Other
	Historical	Associates, LLC (1)	(2)	LLC (3)	Services, Inc. (4)	Adjustments (5)	Proforma Total

Assets
Gross Real Estate Assets	$1,024,050	$34,014	$32,194	$7,005	$—	$(41,368)	$1,055,895
Accumulated Depreciation	(52,569)	(1,970)	(556)	—	—	—	(55,095)
Other Assets	51,744	938	2,125	1,182	5,768	(5,743)	56,014

Total Assets	$1,023,225	$32,982	$33,763	$8,187	$5,768	$(47,111)	$1,056,814

Liabilities & Equity
Debt	$533,717	$15,006	$10,678	$5,565	$—	$—	$564,966
Other Liabilities	32,037	511	372	1,123	334	—	34,378

Total Liabilities	565,754	15,517	11,050	6,688	334	—	599,343

Equity, Including Minority Interest	457,471	17,465	22,713	1,499	5,434	(47,111)	457,471

Total Liabilities and Equity	$1,023,225	$32,982	$33,763	$8,187	$5,768	$(47,111)	$1,056,814

(1)  In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle) and the California Public Employees Retirement System. The Company owns 20% of this joint venture.

(2)  In 2003, the Company formed a joint venture known as KPJV, LLP with the Mercantile Safe-Deposit and Trust Company as trustee for the AFL-CIO Building Investment Trust (“BIT”). BIT is a real estate operating company. The Company owns 20% of this joint venture.

(3)  In July 2003, the Company formed a joint venture with Browning Investments, Inc. known as 5 Points Associates, LLC to develop and construct a 813,054 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of this joint venture.

(4)  The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(5)  Consists of elimination adjustments for presentation purposes.

Keystone Property Trust

Equity Method Investments - Pro Rata Consolidating Statements of Income & FFO For the Quarter Ended December 31, 2003 (Dollars in thousands)

	KTR	Keystone NJ	KPJV, LLP	4 Points Associates,	5 Points Associates,	Keystone Realty	Other	Proforma
	Historical	Associates, LLC (1)	(2)	LLC (3)	LLC (4)	Services, Inc. (5)	Adjustments (6)	Total

Revenue:
Rents	$22,576	$850	$771	$251	$—	$—	$—	$24,448
Reimbursement Revenue and Other	4,408	200	114	32	—	839	—	5,593

Total revenue	$26,984	$1,050	$885	$283	$—	$839	$—	$30,041

Operating Expenses:
Property Operating Expenses	$1,562	$89	$112	$23	$—	$—	$—	$1,786
Real Estate Taxes	2,658	151	69	21	—	—	—	2,899

Property NOI	22,764	810	704	239	—	839	—	25,356

General and Administrative	3,773	3	—	2	—	906	—	4,683

EBITDA	18,991	807	704	237	—	(67)	743	21,416
Depreciation and Amortization	6,740	229	321	82	—	90	—	7,462
Interest Expense	5,267	268	118	57	—	—	—	5,709

Income before other items	6,984	310	265	98	—	(158)	743	8,244
Equity in Income from Equity Method Investments	1,260	—	—	—	—	—	(1,260)	—
Preferred Dividends, Preferred Distributions and Minority Interest	(3,985)	—	—	—	—	—	—	(3,985)

Net Income (Loss) Allocated to Common Shareholders	$4,259	$310	$265	$98	$—	$(158)	$(517)	$4,259

FFO
Net Income Allocated to Common Shareholders	$4,259	$310	$265	$98	$—	$(158)	$(517)	$4,259
Income Allocated to Preferred Shareholders	1,840	—	—	—	—	—	—	1,840
Minority Interest of Unitholders in Operating Partnership	877	—	—	—	—	—	—	877
Distributions to Preferred Unitholders	1,268	—	—	—	—	—	—	1,268
Redeemable Preferred Stock Dividends	(1,574)	—	—	—	—	—	—	(1,574)
Depreciation and Amortization- Real Estate Assets	6,740	229	321	82	—	—	(632)	6,740
Depreciation and Amortization Related to Joint Ventures and Equity Method Investments	633	—	—	—	—	—	—	633

Funds from Operations	$14,043	$539	$586	$180	$—	$(158)	$(1,149)	$14,043

(1)  In 2001, the Company formeda joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC(“CalEast”). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (“JLL”)) and the California Public Employees Retirement System (“CalPERS”). The Company owns 20% of this joint venture.

(2)  In 2003, the Company formed a joint venture known as KPJV, LLP with the Mercantile Safe-Deposit and Trust Company as trustee for the AFL-CIO Building Investment Trust (“BIT”). BIT is a real estate operating company. The Company owns 20% of this joint venture.

(3)  In June 2001, the Company formed a joint venture with Browning Investments, Inc. (“Browning”) known as 4 Points Associates, LLC (“4 Points”) to develop and construct a 799,344 square foot distribution facility at AirTech Park in Indiana. The Company owned 50% of the venture. On December 22, 2003, the Company acquired this building from 4 Points.

(4)  In July 2003, the Company formed a joint venture with Browning known as 5 Points Associates, LLC to develop and construct a 813,054 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of this joint venture.

(5)  The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(6)  Consists of an 11% preferred return for Keystone’s equity investment in Nocha, LLC and elimination adjustments for presentation purposes.

Keystone Property Trust

Debt Detail (Dollars in thousands, as of December 31, 2003)

	Fixed Rate Mortgages		Variable Rate Debt

Year of	Principal	Due on	Mortgage	Credit and Term		Total Scheduled
Maturity	Amortization	Maturity	Debt	Facilities		Payments	Wtd Avg Interest Rate

2004	3,841	17,922	10,774	160,400	(1)	192,937	3.4%
2005	3,933	14,518	16,000	6,466		40,917	4.9%
2006	3,782	12,509	—	—		16,291	7.3%
2007	1,571	120,078	—	—		121,649	7.8%
2008	1,507	6,553	—	75,000	(2)	83,060	4.9%
2009	1,600	—	—	—		1,600	0.0%
2010	1,454	35,366	—	—		36,820	8.2%
2011	395	14,870	—	—		15,265	7.6%
2012	108	12,548	—	—		12,656	7.5%

Total	$18,191	$234,364	$26,774	$241,866		$521,195	5.5%

			Debt Premium, Net of Amortization			12,522

			Total Debt Outstanding			$533,717

(1)  The Company has an option to extend the maturity of the $185 million unsecured revolving credit facility, which has an outstanding balance of $135.4 million, to December 2005.

(2)  $50 million of this unsecured term loan is subject to an interest rate swap agreement which fixed the interest rate at 5.64% effective 7/10/04 through 9/10/08.

Keystone Property Trust

Portfolio Analysis

Portfolio Characteristics	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Number of Properties-In Service	135	120	119	118	93
Number of Properties-Completed Projects in Lease-Up Stage	—	—	—	1	1

Total Number of Properties	135	120	119	119	94

Rentable Square Feet -In Service	30,124,228	26,891,481	26,730,791	26,230,630	19,915,038
Rentable Square Feet-Completed Projects in Lease-Up Stage	—	—	—	510,000	870,136

Total Rentable Square Feet	30,124,228	26,891,481	26,730,791	26,740,630	20,785,174

Occupied (Square Feet)	27,736,400	24,779,724	24,763,247	24,250,757	18,524,919
Vacant (Square Feet)	2,387,828	2,111,757	1,967,544	1,979,881	1,390,119
Number of Leases	238	206	205	192	133
Average Tenant Size per Occupied Square Foot - Industrial	120,877	126,791	126,705	132,250	149,273
Occupancy Rates -Based on In Service RSF	92.1%	92.1%	92.6%	92.5%	93.0%
Number of In Service Properties by Market:
New Jersey	35	35	34	33	21
Pennsylvania	39	37	37	37	29
Indiana	11	11	11	11	6
Florida	13	—	—	—	—
South Carolina	26	26	26	26	26
Other	11	11	11	11	11

Total In Service Properties	135	120	119	118	93

Keystone Property Trust

Physical Occupancy Analysis

	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Physical Occupancy by Sub-Market:
NEW JERSEY
Central and Northern NJ	94.0%	94.0%	93.9%	95.0%	94.9%

PENNSYLVANIA
Allentown, PA	91.9%	97.0%	95.9%	95.1%	92.2%
Harrisburg/Chambersburg, PA	91.7%	90.4%	94.5%	95.1%	93.9%
Reading, PA	69.7%	69.7%	69.7%	69.7%	69.7%
Scranton/Wilkes-Barre, PA	100.0%	100.0%	100.0%	100.0%	100.0%

Total Pennsylvania Portfolio	91.4%	91.1%	94.1%	94.4%	92.7%

INDIANA
Indianapolis, IN	98.7%	92.1%	92.5%	82.3%	93.7%

FLORIDA
Miami, FL	97.4%	—	—	—	—

SOUTH CAROLINA
Greenville/Spartanburg, SC	74.8%	90.1%	84.7%	91.3%	85.8%

OTHER
Central Ohio	89.6%	89.6%	89.6%	97.7%	97.7%
Central and Northern NJ	100.0%	100.0%	100.0%	100.0%	100.0%
Putnam County, NY	100.0%	100.0%	100.0%	100.0%	100.0%

Total Other Portfolio	91.0%	91.0%	91.0%	98.0%	98.0%

TOTAL PORTFOLIO	92.1%	92.1%	92.6%	92.5%	93.0%

Keystone Property Trust

Preferred Equity Analysis (Dollars in thousands, except share and per share data)

	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Cumulative Redeemable Preferred Stock
Series D (1)
Shares Outstanding	2,760,000	2,760,000	2,760,000	2,760,000	—
Aggregate Liquidation Value	$69,000	$69,000	$69,000	$69,000	$—
Liquidation Value Per Share	$25	$25.00	$25.00	$25.00	$—
Common Share Conversion Price	N/A	N/A	N/A	N/A	—
Yield	9.125%	9.125%	9.125%	9.125%	—
Convertible Preferred Stock
Series C (2)
Shares Outstanding	500,000	600,000	600,000	600,000	600,000
Aggregate Liquidation Value	$12,500	$15,000	$15,000	$15,000	$15,000
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$15.75	$15.75	$15.75	$15.75	$15.75
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Convertible Preferred Operating Partnership Units
Series C
Units Outstanding	1,664,965	1,664,965	1,664,965	1,664,965	1,664,965
Aggregate Liquidation Value	$41,624	$41,624	$41,624	$41,624	$41,624
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.00	$16.00	$16.00	$16.00	$16.00
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Series D
Units Outstanding	450,700	450,700	450,700	450,700	450,700
Aggregate Liquidation Value	$11,268	$11,268	$11,268	$11,268	$11,268
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.50	$16.50	$16.50	$16.50	$16.50
Yield	9.75%	9.00%	9.00%	9.00%	9.00%

Total Liquidation/Book Value of Preferred Stock	$134,392	$136,892	$136,892	$136,892	$67,892

(1)  This Redeemable Preferred Stock was issued in February 2003, is not convertible into Common Shares and is redeemable at the Company’s option beginning on February 19, 2008.

(2)  100,000 shares of Series C Convertible Preferred Stock was converted to Common Stock on October 16, 2003.

Keystone Property Trust

Equity Analysis (Dollars in thousands, except share and per share data)

	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

Total Outstanding in Common Share Equivalents:
Common Shares	26,354,369	21,805,083	21,787,933	21,497,001	21,355,609
Operating Partnership Units	5,096,401	5,486,957	5,444,226	5,519,204	5,621,308
Preferred Stock	793,650	952,381	952,381	952,381	952,381
Preferred Operating Partnership Units	3,284,386	3,284,386	3,284,386	3,284,386	3,284,386

Total	35,528,806	31,528,807	31,468,926	31,252,972	31,213,684
Weighted Average Outstanding:
Common Shares	24,556,943	21,798,811	21,709,549	21,457,794	21,313,553
Operating Partnership Units	5,259,252	5,486,435	5,487,737	5,552,154	5,690,532
Preferred Shares (at Common Share Equivalents)	819,530	952,381	952,381	952,381	952,381
Preferred Operating Partnership Units (at Common Share Equivalents)	3,284,386	3,284,386	3,284,386	3,284,386	3,284,386
Common Stock Options	378,312	332,546	274,850	183,174	195,603

Total	34,298,423	31,854,559	31,708,903	31,429,889	31,436,455
Common Share Price Range:
Quarterly High	$22.65	$20.65	$19.36	$17.50	$17.28
Quarterly Low	19.34	18.40	16.78	15.65	15.30
Quarterly Average	20.47	19.36	17.98	16.38	16.63
End of Quarter	22.09	20.26	18.51	17.20	16.97
Weighted Average Option Exercise Price	$13.87	$13.87	$13.83	$13.77	$13.79
Capitalization:
Liquidation/Book Value of Preferred Stock & Units	$134,392	$136,892	$136,892	$136,892	$67,892
Market Value of Common Equity	694,748	552,937	504,067	464,679	457,798

Market Capitalization	829,140	689,829	640,959	601,571	525,690
Total Debt	533,717	426,625	413,778	405,165	325,796

Total Market Capitalization	$1,362,857	$1,116,454	$1,054,737	$1,006,736	$851,486

Keystone Property Trust

Debt Analysis (Dollars in thousands, except per share data)

	December 31, 2003		September 30, 2003		June 30, 2003		March 31, 2003		December 31, 2002

Debt Outstanding
Mortgage Loans	$268,555		$185,848		$186,527		$187,192		$194,970
Construction Loans	10,774		40,033		36,807		34,492		26,706
Revolving Credit Facilities	241,866		196,366		185,866		178,703		103,966
Debt Premium, Net of Amortization	12,522		4,378		4,578		4,778		154

Total Debt Outstanding	$533,717		$426,625		$413,778		$405,165		$325,796

Interest Rate Structure
Fixed, including debt premiums	$265,077		$190,226		$191,105		$191,970		$195,124
Variable	268,640		236,399		222,673		213,195		130,672

Total	$533,717		$426,625		$413,778		$405,165		$325,796

Weighted Average Term to Maturity (in years)	3.0		2.9		2.6		2.7		3.0
% Fixed Rate Loans	59.0	%(1)	44.6%		46.2%		47.4%		59.9%
% Variable Rate Loans	41.0	%(1)	55.4%		53.8%		52.6%		40.1%
% Secured Debt	60.6%		55.5%		56.6%		57.4%		70.1%
% Unsecured Debt	39.4%		44.5%		43.4%		42.6%		29.9%
Average Interest Rates
Mortgage Loans	7.5%		7.8%		7.8%		7.8%		7.5%
Construction Loans	3.3%		3.6%		3.7%		4.0%		3.6%
Revolving Credit Facilities	3.6%		2.7%		3.0%		3.2%		3.3%

Total Weighted Average	5.5%		5.0%		5.3%		5.4%		5.8%

Debt Ratios
Debt to Total Market Capitalization	39.2%		38.2%		39.2%		40.2%		38.3%
Debt to Undepreciated Assets	49.6%		48.2%		47.6%		47.4%		45.8%
Coverage Ratios
Interest Coverage-Property NOI	4.0	x	3.8	x	3.6	x	3.4	x	2.9	x
(NOI / Interest)
Interest Coverage-EBITDA	3.4	x	3.4	x	3.2	x	3.1	x	2.5	x
(EBITDA / Interest)
Interest Coverage-EBITDA-YTD	3.2	x	3.2	x	3.1	x	3.1	x	2.7	x
(EBITDA / Interest - Year-to-date)
Debt Service Coverage -Property NOI	3.5	x	3.4	x	3.2	x	3.0	x	2.5	x
(NOI / (Interest + Principal Amortization))
Debt Service Coverage - EBITDA	2.9	x	3.0	x	2.8	x	2.8	x	2.1	x
(EBITDA / (Interest + Principal Amortization))
Fixed Charge Coverage -Property NOI	2.7	x	2.4	x	2.3	x	2.3	x	2.3	x
(NOI / (Interest + Preferred Distributions))
Fixed Charge Coverage - EBITDA	2.3	x	2.2	x	2.1	x	2.1	x	2.0	x
(EBITDA / (Interest + Preferred Distributions))

(1)  Percentages reflect the effect of the interest rate swap agreement on unsecured term debt. (See page 15)

Keystone Property Trust

Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	December 31, 2003		September 30, 2003		June 30, 2003		March 31, 2003		December 31, 2002

PRICING MULTIPLES
NOI Multiple ((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. NOI)	13.7	x	13.3	x	12.7	x	13.7	x	11.0	x
EBITDA Multiple ((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. EBITDA)	16.3	x	14.9	x	14.5	x	16.5	x	13.5	x
FFO Multiple (Quarter End Common Share Price / Ann. FFO - per share)	13.5	x	13.0	x	12.5	x	13.0	x	14.1	x
NOI Yield (Ann. NOI before Interest and Depreciation Expense / (Market Value of Common Equity + Preferred Share/Units + Debt))	7.3%		7.5%		7.9%		7.3%		9.1%
EBITDA Yield (Ann. EBITDA / (Market Value of Common Equity + Preferred Share/Units + Debt))	6.1%		6.7%		6.9%		6.1%		7.4%
FFO Yield (Ann. FFO - per share / Quarter End Common Share Price)	7.4%		7.7%		8.0%		7.7%		7.1%
RETURNS
Yield on Real Estate Owned - NOI (Ann. NOI before Interest and Depreciation Expense / Average Gross Operating Real Estate Investments )	10.9%		10.4%		10.3%		10.5%		10.7%
Yield on Real Estate Owned - EBITDA (Ann. EBITDA / Average Gross Operating Real Estate Investments)	9.2%		9.3%		9.0%		8.7%		8.7%
Return on Book Value of Average Equity & Minority Interest (Ann. EBITDA / Avg. Equity & Minority Interest)	20.3%		19.9%		19.2%		17.4%		19.7%
FFO Return on Book Value of Average Equity & Minority Interest) (Ann. FFO / Avg. Equity & Minority Interest)	13.3%		12.8%		11.9%		11.5%		10.8%

(1)	For comparability purposes, the ratios do not reflect the $30.2 million provision for asset impairment that was recorded in the third quarter of 2002.

Keystone Property Trust

Dividend Analysis

	December 31, 2003		September 30, 2003		June 30, 2003		March 31, 2003		December 31, 2002

Common Stock Dividends Paid:
Dividends per Share/Unit	$0.33		$0.33		$0.325		$0.325		$0.325
Declaration Date	10/3/2003		7/2/2003		4/3/2003		1/7/2003		10/7/2002
Common Shareholders’ Record Date	10/17/2003		7/17/2003		4/16/2003		1/17/2003		10/17/2002
Common Dividends Payment Date	10/31/2003		7/31/2003		4/30/2003		1/31/2003		10/31/2002
Common Dividend Payout Ratios:
Payout - FFO (Dividends/FFO)	80.5%		84.6%		87.8%		98.5%		108.3%
Dividend Coverage - FFO (FFO/Dividends)	1.2	x	1.2	x	1.1	x	1.0	x	1.0	x
Common Dividend Yields:
Dividend Yield (Yield based on annualized current dividend per share and quarter end share price)	6.0%		6.5%		7.0%		7.6%		7.7%
Spread Over 5 Year U.S. Treasury at quarter end	2.8%		3.7%		4.6%		4.9%		5.0%
Spread Over 10 Year U.S. Treasury at quarter end	1.7%		2.6%		3.5%		3.8%		3.9%

Keystone Property Trust

Research Coverage, Anticipated 2004 Earnings Release and Dividend Calendar

Research Coverage

Firm	Analyst	Phone

Bear, Stearns & Co., Inc.	Ross Smotrich	212-272-8046
	Michael T. Marron	212-272-7424
Wachovia Securities	Christopher P. Haley	804-782-3708
	Gregg Korondi	443-263-6579
Merrill Lynch	Steve Sakwa	212-449-0335
	Brian Legg	212-449-1153
RBC Capital Markets	Jay Leupp	415-633-8588
	David Copp	415-633-8558
BB&T Capital Markets Inc.	Stephanie Krewson	804-782-8784
J.P. Morgan Securities Inc.	Anthony Paolone	212-622-6682

Anticipated 2003 Earnings Release and Dividend Calendar

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Dividend Declaration Date	4/6/2004	7/6/2004	10/5/2004	1/7/2005
Dividend Record Date	4/16/2004	7/16/2004	10/15/2004	1/17/2005
Dividend Payment Date	4/30/2004	7/30/2004	10/29/2004	1/31/2005
Anticipated Earnings Release/Earnings Call	4/21/2004	7/21/2004	10/20/2004	1/26/2005
Annual Shareholders Meeting		6/3/2004

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